News Release
Artio Global Investors Inc.
Artio Global Investors Reports Second Quarter 2010 Results;
Announces Quarterly Dividend of $0.06 Per Share

Share Repurchase Program Authorized to Eliminate the Dilutive Impact of Employee Shares

NEW YORK, NY, July 29, 2010 – Artio Global Investors Inc. (NYSE: ART) (together with its subsidiaries, “Artio Global” or the “Company”) today reported its results for the quarter ended June 30, 2010.
Financial Highlights

•
Adjusted1 net income attributable to Artio Global Investors (“adjusted net income”) of $24.4 million, or $0.41 per diluted share, for the second quarter of 2010; (GAAP net income attributable to Artio Global Investors of $19.0 million, or $0.38 per diluted share)

•	Assets under management of $49.0 billion as of June 30, 2010

•	Investment management fees of $83.8 million for the second quarter of 2010

•	Effective fee rate2 of 63.4 basis points for the second quarter of 2010

•	Adjusted operating margin of 54.3% for the second quarter of 2010

•	Quarterly dividend of $0.06 per share on Class A and Class C common stock

•	Authorization of a share repurchase program for up to 1,000,000 shares of common stock

1	See Exhibits 3-5 of this news release for a reconciliation of the Company’s U.S. GAAP results to its Non-GAAP adjusted results (“adjusted”).
2	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.

The Company’s adjusted results for the three months ended March 31, 2010, and the three and six months ended June 30, 2010 assume the Principals’3 non-controlling interests have been fully exchanged for shares of Class A common stock and exclude the amortization of restricted stock units granted at the time of the initial public offering (“IPO”).  Adjusted results for the three and six months ended June 30, 2009 exclude certain costs relating to the Principals’ former compensation structure.  Adjusted results are presented in order to provide more meaningful comparisons between periods.

For the second quarter of 2010, Artio Global reported adjusted net income of $24.4 million, or $0.41 per diluted share, a decrease of 11%, from adjusted net income of $27.4 million, or $0.46 per diluted share, for the first quarter of 2010, and an increase of 13% and 14%, respectively, from adjusted net income of $21.6 million, or $0.36 per diluted share, for the second quarter of 2009.

On a GAAP basis, net income for the second quarter of 2010 was $19.0 million, or $0.38 per diluted share, essentially unchanged and a decrease of 10%, respectively, from net income of $18.9 million, or $0.42 per diluted share, for the first quarter of 2010, and an increase from net income of $5.4 million, or $0.13 per diluted share, for the second quarter of 2009.

For the first six months of 2010, Artio Global reported adjusted net income of $51.9 million, or $0.86 per diluted share, an increase of 27% and 26%, respectively, from adjusted net income of $40.9 million, or $0.68 per diluted share, for the first six months of 2009.

On a GAAP basis, net income for the first six months of 2010 was $37.8 million, or $0.80 per diluted share, an increase from net income of $8.4 million, or $0.20 per diluted share, for the first six months of 2009.

The tables below compare the Company’s GAAP results and adjusted results.  See Exhibits 3 – 5 of this news release for a reconciliation of GAAP results to adjusted results.

 3 Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer, and Rudolph-Riad Younes, Head of International Equity, are collectively referred to as the “Principals”.

	Three Months Ended (in millions, except per share amounts)
	Jun. 30, 2010	Jun. 30, 2009	% Change	Mar. 31, 2010	% Change
Revenue4, GAAP	$83.3	$70.8	18%	$85.6	(3%)
Operating income, GAAP	$42.6	$10.6	NM	$45.6	(7%)
Operating income, adjusted	$45.3	$39.3	15%	$48.8	(7%)
Net income attributable to Artio Global Investors, GAAP	$19.0	$5.4	NM	$18.9	0%
Adjusted net income	$24.4	$21.6	13%	$27.4	(11%)
Diluted EPS, GAAP	$0.38	$0.13	192%	$0.42	(10%)
Diluted EPS, adjusted	$0.41	$0.36	14%	$0.46	(11%)

	Six Months Ended (in millions, except per share amounts)
	Jun. 30, 2010	Jun. 30, 2009	% Change
Revenue, GAAP	$169.0	$133.3	27%
Operating income, GAAP	$88.3	$16.6	NM
Operating income, adjusted	$94.0	$73.6	28%
Net income attributable to Artio Global Investors, GAAP	$37.8	$8.4	NM
Adjusted net income	$51.9	$40.9	27%
Diluted EPS, GAAP	$0.80	$0.20	NM
Diluted EPS, adjusted	$0.86	$0.68	26%
NM: Not meaningful

4   Represents total revenues and other operating income.

Business Highlights5

•	International Equity I was in the top quartile of Lipper performance rankings for the one-, five- and ten-year periods ended June 30, 20106

•	International Equity II was in the top third of Lipper performance rankings for the one-, three- and five-year periods ended June 30, 20106

•	Four of the Company’s five eligible mutual funds7 were in the top quartile of Lipper performance rankings for the five-year period ended June 30, 2010

•	Six of the Company’s nine mutual funds6, representing over 99% of mutual fund assets, were rated four or five stars by Morningstar, as of June 30, 2010

•	Net client cash outflows were $1.8 billion for the second quarter of 2010

•
US Smallcap strategy generated net client cash inflows of $116 million in the quarter resulting from a new sub-advisory relationship and increased intermediated platform penetration, more than double beginning of period assets under management

•	Completed synthetic secondary offering of 4.2 million shares of Class A common stock during the quarter

Management Commentary

“Concerns over sovereign risk in Europe, renewed fears over the sustainability of the global economic recovery, and generally lower appetite for risk, negatively impacted flows during the second quarter,” said Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer. “Despite overall net outflows, the strength of our long-term performance records enabled us to continue to win meaningful new business across multiple asset classes.”

“Our strong operating margin facilitates ongoing investment in the long-term strength of our firm, and during the quarter we made selective new hires in areas that we believe will contribute to future business growth.”

5	See section entitled “Fund Performance and Other Disclaimers” and Exhibit 8 of this news release for further information about Lipper and Morningstar rankings.
6	Class I mutual fund shares; other classes may have different performance characteristics.
7	Class I mutual fund shares with a five-year track record; other classes may have different performance characteristics.

“We continue to generate robust free cash flow, enabling us to initiate a share buyback to eliminate the dilutive impact of employee shares vesting through 2011, and to take advantage of a share price that we believe does not reflect the company’s intrinsic value.”

Second Quarter of 2010 Comparison with Second Quarter of 2009

Assets Under Management8  and Net Client Cash Flows

Assets under management were $49.0 billion as of June 30, 2010, up $2.2 billion, or 5%, from $46.8 billion as of June 30, 2009, due to market appreciation, partly offset by net client cash outflows.

Net client cash outflows for the second quarter of 2010 were $1.8 billion, driven primarily by net client cash outflows from our International Equity I and II strategies, partly offset by net client cash inflows into our High Grade Fixed Income and U.S. Equity strategies9.

Revenues and Other Operating Income

Revenues and other operating income for the second quarter of 2010 totaled $83.3 million, up 18% from $70.8 million for the second quarter of 2009.  The increase was driven primarily by higher investment management fees, which were $83.8 million for the second quarter of 2010, up 20% from $69.8 million for the second quarter of 2009 due primarily to higher average assets under management.

Expenses

Employee Compensation and Benefits

For the second quarter of 2010, adjusted employee compensation and benefits expenses were $22.0 million, up 23% from $18.0 million for the second quarter of 2009, due primarily to higher incentive compensation accruals, and higher salary and benefits costs resulting from an increase in headcount.

8	Assets under management information excludes legacy activities.
9	See Exhibit 7 for more information on “Assets under Management by Investment Strategy”.

GAAP employee compensation and benefits expenses for the second quarter of 2010 were $24.6 million, down 47% from $46.6 million for the second quarter of 2009.  The decrease was due primarily to compensation expenses incurred in the second quarter of 2009 for the change in redemption value of Class B profits interests and the allocation of Class B profits interests, partly offset by the increases discussed above and the amortization expense recorded in the second quarter of 2010 for restricted stock units granted at the time of the IPO.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the second quarter of 2010 were $5.6 million, up 35% from $4.1 million for the second quarter of 2009, driven primarily by higher shareholder servicing costs resulting from higher average assets under management in proprietary funds and higher marketing expenses.

General and Administrative Expenses

General and administrative expenses for the second quarter of 2010 were $10.4 million, up 11% from $9.4 million for the second quarter of 2009, driven primarily by costs resulting from our public company status, higher professional fees resulting from the secondary offering and increases in other business related activities, partly offset by the absence of license fees, which ceased following the IPO.

Income Taxes

For the second quarter of 2010, the adjusted effective tax rate was 45.2%, 0.6 percentage point higher than the 44.6% adjusted effective tax rate for the second quarter of 2009.  The increase was due primarily to true-ups to prior years’ state and local amended tax returns and the non-deductibility of secondary offering related expenses, partly offset by a lower apportionment of income for state and local tax purposes.

The GAAP effective tax rate was 37.8% for the second quarter of 2010, 10.5 percentage points lower than the 48.3% GAAP effective tax rate for the second quarter of 2009, due primarily to the exclusion of federal and state income taxes attributable to the Principals’ non-controlling interests in the second quarter of 2010.

Second Quarter of 2010 Comparison with First Quarter of 2010

Assets Under Management and Net Client Cash Flows

Assets under management were $49.0 billion as of June 30, 2010, a decrease of $7.4 billion, or 13%, from $56.4 billion as of March 31, 2010, due to both market depreciation of $5.6 billion and net client cash outflows of $1.8 billion.

Revenues and Other Operating Income

Revenues and other operating income for the second quarter of 2010 totaled $83.3 million, down 3% from $85.6 million for the first quarter of 2010 driven primarily by lower investment management fees and losses on securities held for deferred compensation compared to gains in the first quarter of 2010.  Investment management fees were $83.8 million for the second quarter of 2010, down 2% from $85.3 million for the first quarter of 2010, due to a decline in average assets under management, partly offset by one additional day in the second quarter of 2010.

Expenses

Employee Compensation and Benefits

For the second quarter of 2010, adjusted employee compensation and benefits expenses were $22.0 million, essentially unchanged from the first quarter of 2010.

GAAP employee compensation and benefits expenses for the second quarter of 2010 were $24.6 million, a decrease of 2% from $25.2 million for the first quarter of 2010, due primarily to a decrease in the amortization of restricted stock units granted at the time of the IPO, as a result of the vesting of certain awards in the first quarter of 2010.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the second quarter of 2010 were $5.6 million, an increase of 23% from $4.5 million for the first quarter of 2010, driven by increases in both shareholder servicing costs and marketing expenses.

General and Administrative Expenses

General and administrative expenses of $10.4 million for the second quarter of 2010 increased 2% from $10.3 million for the first quarter of 2010, driven primarily by higher professional fees resulting from the secondary offering, partly offset by a decline in outsourced services expenses.

Income Taxes

For the second quarter of 2010, the adjusted effective tax rate was 45.2%, 2.2 percentage points higher than the 43.0% adjusted effective tax rate for the first quarter of 2010.  The increase was due primarily to true-ups to prior years’ state and local amended tax returns and the non-deductibility of secondary offering related expenses.

The GAAP effective tax rate was 37.8% for the second quarter of 2010, 5.0 percentage points higher than the 32.8% GAAP effective tax rate for the first quarter of 2010, due primarily to an increase in the proportion of pre-tax income subject to federal and state taxes10.

Liquidity and Capital

As of June 30, 2010, the Company had cash and cash equivalents of $91.8 million, marketable securities of $8.0 million and an undrawn $50.0 million committed revolving credit facility.

Total equity on the Statement of Financial Position was $73.9 million as of June 30, 2010, compared to $4.0 million as of December 31, 2009.

Shares

As of June 30, 2010, shares of Class A and Class C common stock outstanding totaled 58,897,519.

10
Following the Principals’ exchanges of an aggregate of 14,400,000 New Class A Units for Class A common stock on May 18, 2010 and June 9, 2010, Artio Global Investors’ economic ownership in Artio Global Holdings increased from approximately 74% to approximately 98%.

For purposes of calculating adjusted earnings per diluted share, all of the Principals’ New Class A Units, held in the intermediate holding company as of the beginning of the quarter, are assumed to have been fully exchanged into shares of Class A common stock on the first day of the quarter.  Accordingly, for the second quarter ended June 30, 2010, adjusted total weighted-average diluted shares outstanding were 60,322,994.

Dividend

On July 26, 2010, the Board of Directors declared a dividend of $0.06 per share on the Class A and Class C common stock for the second quarter of 2010, which is payable on August 25, 2010 to stockholders of record as of the close of business on August 11, 2010.

Share Repurchase

On July 27, 2010, the Board of Directors authorized the repurchase of up to 1,000,000 shares of common stock.  This repurchase is intended to eliminate the dilutive impact of RSU awards granted at the time of the IPO that have vested or will vest through 2011.

*          *          *          *

Teleconference and Webcast Details

Artio Global’s management will host a conference call for analysts and investors to review second quarter 2010 results, today, July 29, 2010, beginning at 8:00 a.m. (Eastern Time).  The call can be accessed by dialing +1-888-680-0860 (inside the United States) or +1-617-213-4852 (outside the United States).  The number should be dialed at least ten minutes prior to the start of the call.  The passcode for the call will be 80728240.  A simultaneous live audio webcast of the call will be available to the public on a listen-only basis on the Investor Relations page of Artio Global’s website at www.ir.ArtioGlobal.com.

A webcast replay of the event will be available on the Investor Relations section of the Company’s website at www.ir.ArtioGlobal.com.

*          *          *          *

About Us

Artio Global Investors Inc. is the indirect holding company of Artio Global Management LLC (“Artio Global Management”), a registered investment adviser headquartered in New York City that actively invests in global equity and fixed income markets, primarily for institutional and intermediary clients.

Best known for International Equities, Artio Global Management also offers a select group of other investment strategies, including High Grade Fixed Income, High Yield and Global Equity, as well as a series of US Equity strategies. Access to these strategies is offered through a variety of investment vehicles, including separate accounts, commingled funds and SEC-registered mutual funds.

Since 1995, our investment professionals have built a successful long-term track record by taking an unconventional approach to investing. Based on a philosophy of style-agnostic investing across a broad range of opportunities, we have consistently pursued a global approach that we believe provides critical insights, thereby adding value for clients over the long-term.

For more information, please visit www.artioglobal.com.

*          *          *          *
Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this news release may, and the related prepared remarks do, contain forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intrinsic value of our common stock, investor behavior, our adjusted compensation ratio, future tax rate, free cash flow and declaration of dividends.  These forward‐looking statements are based on the Company’s current assumptions, expectations and projections about future events. Words like “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project”, and similar expressions are used to identify forward‐looking statements, although not all forward-looking statements contain these words. These forward‐looking statements discuss matters that necessarily involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward‐looking statements.

Among the factors that could cause actual results to differ from those expressed or implied by a forward‐looking statement are those described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in

the Company’s registration statement on Form S‐1 (File No. 333-166992) filed with the Securities and Exchange Commission on May 21, 2010, as amended. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results, performance, or achievements.

Any forward‐looking statements in this news release and the related prepared remarks speak only as of the date of this news release. The related prepared remarks also contain performance data subsequent to June 30, 2010.  The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any forward‐looking statements to reflect circumstances existing after the date of this release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward‐looking statements will not be realized.

*          *          *          *

Contacts

Investor Relations: Peter Sands Head of Investor Relations +1 212 297 3891 ir@artioglobal.com	Media Relations: Neil Shapiro Intermarket Communications +1 212 754 5423 nshapiro@Intermarket.com

*          *          *          *
Fund Performance and Other Disclaimers

Lipper rankings are for Class I mutual fund shares with a five-year track record only.  Other classes may have different performance characteristics.  Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Morningstar rankings are for Class I mutual fund shares with a minimum three-year track record.  For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar

Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)  The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.  This investment's independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating.

Data presented reflects past performance, which is no guarantee of future results. © 2010 Morningstar, Inc. All Rights Reserved.

This news release is not, and should not be considered, sales material and is not an offer or a solicitation for any securities.

Exhibit - 1
ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES Consolidated Statements of Income (unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From		Six Months Ended		% Change From
	Jun. 30, 2010	Jun. 30, 2009	Mar. 31, 2010	Jun. 30, 2009	Mar. 31, 2010	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2009
Revenues and other operating income:
Investment management fees	$83,841	$69,760	$85,287	20%	(2%)	$169,128	$132,576	28%
Net gains (losses) on securities held for deferred compensation	(461)	985	321	(147%)	NM	(140)	712	(120%)
Foreign currency gains (losses)	(45)	48	23	(194%)	NM	(22)	32	(169%)
Total revenues and other operating income	83,335	70,793	85,631	18%	(3%)	168,966	133,320	27%

Expenses:
Employee compensation and benefits:
Salaries, incentive compensation and benefits	24,647	17,977	25,169	37%	(2%)	49,816	34,917	43%
Allocation of Class B profits interests	-	11,257	-	(100%)	NM	-	21,472	(100%)
Change in redemption value of Class B profits interests	-	17,412	-	(100%)	NM	-	35,538	(100%)
Total employee compensation and benefits	24,647	46,646	25,169	(47%)	(2%)	49,816	91,927	(46%)
Shareholder servicing and marketing	5,598	4,139	4,548	35%	23%	10,146	7,208	41%
General and administrative	10,445	9,404	10,285	11%	2%	20,730	17,578	18%
Total expenses	40,690	60,189	40,002	(32%)	2%	80,692	116,713	(31%)

Operating income before income tax expense	42,645	10,604	45,629	NM	(7%)	88,274	16,607	NM

Non-operating income (loss)	(648)	(252)	(661)	(157%)	2%	(1,309)	(333)	NM
Income before income tax expense	41,997	10,352	44,968	NM	(7%)	86,965	16,274	NM

Income taxes	15,892	4,997	14,767	NM	8%	30,659	7,874	NM
Net income	26,105	5,355	30,201	NM	(14%)	56,306	8,400	NM

Net income attributable to non-controlling interests	7,150	-	11,333	NM	(37%)	18,483	-	NM
Net income attributable to Artio Global Investors	$18,955	$5,355	$18,868	NM	0%	$37,823	$8,400	NM

Net income per share attributable to Artio Global Investors:
Basic	$0.38	$0.13	$0.42	192%	(10%)	$0.81	$0.20	NM
Diluted	$0.38	$0.13	$0.42	192%	(10%)	$0.80	$0.20	NM

Weighted average shares used in net income per share
attributable to Artio Global Investors:
Basic	49,425,061	42,000,000	44,460,171	18%	11%	46,956,331	42,000,000	12%
Diluted (6)	60,322,994	42,000,000	44,628,842	44%	35%	47,151,819	42,000,000	12%

NM - Not Meaningful

Assets under management ($ in millions) (1)	$48,995	$46,826	$56,417	5%	(13%)	$48,995	$46,826	5%

Average assets under management ($ in millions) (1) (2)	$53,001	$44,067	$54,711	20%	(3%)	$53,490	$42,881	25%

Effective fee rate (basis points) (3)	63.4	63.5	63.2			63.8	62.3

Effective tax rate	37.8%	48.3%	32.8%			35.3%	48.4%

Employee compensation and benefits as a percentage of total
revenues and other operating income (4)	29.6%	65.9%	29.4%			29.5%	69.0%

Operating margin (5)	51.2%	15.0%	53.3%			52.2%	12.5%

1. Excludes legacy activities.
2. Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
3. Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
4. Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
5. Calculated as operating income before income tax expense divided by total revenues and other operating income.
6. The effect of the assumed conversion of the Principals' Class A units was antidilutive for the three months ended Mar. 31, 2010 and the six months ended Jun. 30, 2010.

Exhibit - 2
ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES Non-GAAP Adjusted Consolidated Statements of Income (unaudited, in thousands, except share and per share amounts or as noted)
	Three Months Ended			% Change From		Six Months Ended		% Change From
	Jun. 30, 2010	Jun. 30, 2009	Mar. 31, 2010	Jun. 30, 2009	Mar. 31, 2010	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2009
Revenues and other operating income:
Investment management fees	$83,841	$69,760	$85,287	20%	(2%)	$169,128	$132,576	28%
Net gains (losses) on securities held for deferred compensation	(461)	985	321	(147%)	NM	(140)	712	(120%)
Foreign currency gains (losses)	(45)	48	23	(194%)	NM	(22)	32	(169%)
Total revenues and other operating income	83,335	70,793	85,631	18%	(3%)	168,966	133,320	27%

Expenses:
Employee compensation and benefits:
Salaries, incentive compensation and benefits	22,037	17,977	22,008	23%	0%	44,045	34,917	26%
Allocation of Class B profits interests	-	-	-	NM	NM	-	-	NM
Change in redemption value of Class B profits interests	-	-	-	NM	NM	-	-	NM
Total employee compensation and benefits	22,037	17,977	22,008	23%	0%	44,045	34,917	26%
Shareholder servicing and marketing	5,598	4,139	4,548	35%	23%	10,146	7,208	41%
General and administrative	10,445	9,404	10,285	11%	2%	20,730	17,578	18%
Total expenses	38,080	31,520	36,841	21%	3%	74,921	59,703	25%

Operating income before income tax expense	45,255	39,273	48,790	15%	(7%)	94,045	73,617	28%

Non-operating income (loss)	(648)	(252)	(661)	(157%)	2%	(1,309)	(333)	NM
Income before income tax expense	44,607	39,021	48,129	14%	(7%)	92,736	73,284	27%

Income taxes	20,162	17,407	20,692	16%	(3%)	40,854	32,419	26%
	24,445	21,614	27,437	13%	(11%)	51,882	40,865	27%

Net income attributable to non-controlling interests	-	-	-	NM	NM	-	-	NM
Net income attributable to Artio Global Investors	$24,445	$21,614	$27,437	13%	(11%)	$51,882	$40,865	27%

Net income per diluted share attributable to Artio Global Investors	$0.41	$0.36	$0.46	14%	(11%)	$0.86	$0.68	26%

Weighted average diluted shares used in net income per share
attributable to Artio Global Investors	60,322,994	60,000,000	60,228,842	1%	0%	60,272,261	60,000,000	0%

NM - Not Meaningful

Assets under management ($ in millions) (1)	$48,995	$46,826	$56,417	5%	(13%)	$48,995	$46,826	5%

Average assets under management ($ in millions) (1) (2)	$53,001	$44,067	$54,711	20%	(3%)	$53,490	$42,881	25%

Effective fee rate (basis points) (3)	63.4	63.5	63.2			63.8	62.3

Effective tax rate	45.2%	44.6%	43.0%			44.1%	44.2%

Employee compensation and benefits as a percentage of total
revenues and other operating income (4)	26.4%	25.4%	25.7%			26.1%	26.2%

Operating margin (5)	54.3%	55.5%	57.0%			55.7%	55.2%

1. Excludes legacy activities.
2. Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
3. Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
4. Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
5. Calculated as operating income before income tax expense divided by total revenues and other operating income.

Exhibit - 3
ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income (unaudited, in thousands, except share and per share amounts)

See Exhibit 5 for notes describing adjustments set forth below.

	Three Months Ended Jun. 30, 2010				Three Months Ended Jun. 30, 2009				Three Months Ended Mar. 31, 2010
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$83,841	$-		$83,841	$69,760	$-		$69,760	$85,287	$-		$85,287
Net gains (losses) on securities held for deferred compensation	(461)	-		(461)	985	-		985	321	-		321
Foreign currency gains (losses)	(45)	-		(45)	48	-		48	23	-		23
Total revenues and other operating income	83,335	-		83,335	70,793	-		70,793	85,631	-		85,631

Expenses:
Employee compensation and benefits:
Salaries, incentive compensation and benefits	24,647	(2,610)	(a)	22,037	17,977	-		17,977	25,169	(3,161)	(a)	22,008
Allocation of Class B profits interests	-	-		-	11,257	(11,257)	(b)	-	-	-		-
Change in redemption value of Class B profits interests	-	-		-	17,412	(17,412)	(b)	-	-	-		-
Total employee compensation and benefits	24,647	(2,610)		22,037	46,646	(28,669)		17,977	25,169	(3,161)		22,008
Shareholder servicing and marketing	5,598	-		5,598	4,139	-		4,139	4,548	-		4,548
General and administrative	10,445	-		10,445	9,404	-		9,404	10,285	-		10,285
Total expenses	40,690	(2,610)		38,080	60,189	(28,669)		31,520	40,002	(3,161)		36,841

Operating income before income tax expense	42,645	2,610		45,255	10,604	28,669		39,273	45,629	3,161		48,790

Non-operating income (loss)	(648)	-		(648)	(252)	-		(252)	(661)	-		(661)
Income before income tax expense	41,997	2,610		44,607	10,352	28,669		39,021	44,968	3,161		48,129

Income taxes	15,892	4,270	(c)	20,162	4,997	12,410	(c)	17,407	14,767	5,925	(c)	20,692
Net income	26,105	(1,660)		24,445	5,355	16,259		21,614	30,201	(2,764)		27,437

Net income attributable to non-controlling interests	7,150	(7,150)	(d)	-	-	-		-	11,333	(11,333)	(d)	-
Net income attributable to Artio Global Investors	$18,955	$5,490		$24,445	$5,355	$16,259		$21,614	$18,868	$8,569		$27,437

Net income per diluted share attributable to Artio Global Investors	$0.38			$0.41	$0.13			$0.36	$0.42			$0.46

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	60,322,994	-		60,322,994	42,000,000	18,000,000	(e)	60,000,000	44,628,842	15,600,000	(e)	60,228,842

Exhibit - 4
ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income (unaudited, in thousands, except share and per share amounts)

See Exhibit 5 for notes describing adjustments set forth below.

	Six Months Ended Jun. 30, 2010				Six Months Ended Jun. 30, 2009
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$169,128	$-		$169,128	$132,576	$-		$132,576
Net gains (losses) on securities held for deferred compensation	(140)	-		(140)	712	-		712
Foreign currency gains (losses)	(22)	-		(22)	32	-		32
Total revenues and other operating income	168,966	-		168,966	133,320	-		133,320

Expenses:
Employee compensation and benefits:
Salaries, incentive compensation and benefits	49,816	(5,771)	(a)	44,045	34,917	-		34,917
Allocation of Class B profits interests	-	-		-	21,472	(21,472)	(b)	-
Change in redemption value of Class B profits interests	-	-		-	35,538	(35,538)	(b)	-
Total employee compensation and benefits	49,816	(5,771)		44,045	91,927	(57,010)		34,917
Shareholder servicing and marketing	10,146	-		10,146	7,208	-		7,208
General and administrative	20,730	-		20,730	17,578	-		17,578
Total expenses	80,692	(5,771)		74,921	116,713	(57,010)		59,703

Operating income before income tax expense	88,274	5,771		94,045	16,607	57,010		73,617

Non-operating income (loss)	(1,309)	-		(1,309)	(333)	-		(333)
Income before income tax expense	86,965	5,771		92,736	16,274	57,010		73,284

Income taxes	30,659	10,195	(c)	40,854	7,874	24,545	(c)	32,419
Net income	56,306	(4,424)		51,882	8,400	32,465		40,865

Net income attributable to non-controlling interests	18,483	(18,483)	(d)	-	-	-		-
Net income attributable to Artio Global Investors	$37,823	$14,059		$51,882	$8,400	$32,465		$40,865

Net income per diluted share attributable to Artio Global Investors	$0.80			$0.86	$0.20			$0.68

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	47,151,819	13,120,442	(e)	60,272,261	42,000,000	18,000,000	(e)	60,000,000

Exhibit - 5
ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Notes to Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income

Management believes the Non-GAAP adjustments set forth below provide the reader with the ability to compare current period results to prior period results. Additional information on the reorganization of the Company's ownership structure and the relating non-recurring items are discussed in the Company's prospectus dated September 23, 2009.

(a)	Adjustments to exclude the amortization expense associated with the restricted stock units awarded at the time of the IPO, as the granting of the awards was one-time in nature.

(b)
Adjustments to exclude the allocation of Class B profits interests and the change in redemption value of Class B profits interests, from all applicable periods presented, as the Company no longer incurs these expenses following the reorganization of the Company's ownership structure in connection with the IPO.

(c)
The adjustments to income taxes for the three months ended Mar. 31, 2010 and the three and six months ended Jun. 30, 2010 reflect the tax effect of the assumed full exchange of the Principals' non-controlling interests for Class A common stock on the first day of the respective period, since prior to such exchange, income tax expense excludes the U.S. federal and state taxes for the income attributable to the Principals.  In addition, the adjustments reflect the tax effect of excluding the amortization expense associated with the restricted stock units awarded at the time of the IPO.

The adjustment to income taxes for the three and six months ended Jun. 30, 2009 primarily reflects the tax effect of excluding the allocation of Class B profits interests and the change in redemption value of Class B profits interests.

(d)	Adjustment to eliminate the Principals' non-controlling interests which are assumed to be exchanged for Class A common stock on the first day of the respective period.

(e)
Diluted shares outstanding assumes the Company's ownership structure following the IPO was in effect at the beginning of each period presented and the Principals have fully exchanged their Class A Units in the intermediate holding company for Class A common stock in the public company.

Exhibit - 6
ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Assets under Management by Investment Vehicle
(unaudited, in millions)

	Three Months Ended			% Change From		Six Months Ended		% Change From
	Jun. 30, 2010	Jun. 30, 2009	Mar. 31, 2010	Jun. 30, 2009	Mar. 31, 2010	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2009

Proprietary Funds
Beginning assets under management	$24,751	$16,367	$24,482	51%	1%	$24,482	$19,466	26%
Gross client cash inflows	1,657	1,915	2,021	(13%)	(18%)	3,678	3,823	(4%)
Gross client cash outflows	(2,844)	(1,371)	(1,995)	(107%)	(43%)	(4,839)	(3,341)	(45%)
Net client cash flows	(1,187)	544	26	NM	NM	(1,161)	482	NM
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	(1,187)	544	26	NM	NM	(1,161)	482	NM
Market appreciation (depreciation)	(2,534)	3,242	243	(178%)	NM	(2,291)	205	NM
Ending assets under management	21,030	20,153	24,751	4%	(15%)	21,030	20,153	4%

Institutional Commingled Funds
Beginning assets under management	9,256	5,943	9,198	56%	1%	9,198	7,056	30%
Gross client cash inflows	166	441	302	(62%)	(45%)	468	711	(34%)
Gross client cash outflows	(534)	(262)	(262)	(104%)	(104%)	(796)	(564)	(41%)
Net client cash flows	(368)	179	40	NM	NM	(328)	147	NM
Transfers between investment vehicles	-	5	-	(100%)	NM	-	1	(100%)
Total client cash flows	(368)	184	40	NM	NM	(328)	148	NM
Market appreciation (depreciation)	(1,046)	1,197	18	(187%)	NM	(1,028)	120	NM
Ending assets under management	7,842	7,324	9,256	7%	(15%)	7,842	7,324	7%

Separate Accounts
Beginning assets under management	17,786	12,757	17,854	39%	0%	17,854	14,342	24%
Gross client cash inflows	685	600	418	14%	64%	1,103	1,163	(5%)
Gross client cash outflows	(906)	(648)	(567)	(40%)	(60%)	(1,473)	(921)	(60%)
Net client cash flows	(221)	(48)	(149)	NM	(48%)	(370)	242	NM
Transfers between investment vehicles	-	(5)	-	100%	NM	-	(1)	100%
Total client cash flows	(221)	(53)	(149)	NM	(48%)	(370)	241	NM
Market appreciation (depreciation)	(1,564)	2,074	81	(175%)	NM	(1,483)	195	NM
Ending assets under management	16,001	14,778	17,786	8%	(10%)	16,001	14,778	8%

Sub-advisory Accounts
Beginning assets under management	4,624	3,874	4,459	19%	4%	4,459	4,336	3%
Gross client cash inflows	380	222	313	71%	21%	693	426	63%
Gross client cash outflows	(419)	(146)	(135)	(187%)	NM	(554)	(324)	(71%)
Net client cash flows	(39)	76	178	(151%)	(122%)	139	102	36%
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	(39)	76	178	(151%)	(122%)	139	102	36%
Market appreciation (depreciation)	(463)	621	(13)	(175%)	NM	(476)	133	NM
Ending assets under management	4,122	4,571	4,624	(10%)	(11%)	4,122	4,571	(10%)

Total Assets under Management (1)
Beginning assets under management	56,417	38,941	55,993	45%	1%	55,993	45,200	24%
Gross client cash inflows	2,888	3,178	3,054	(9%)	(5%)	5,942	6,123	(3%)
Gross client cash outflows	(4,703)	(2,427)	(2,959)	(94%)	(59%)	(7,662)	(5,150)	(49%)
Net client cash flows	(1,815)	751	95	NM	NM	(1,720)	973	NM
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	(1,815)	751	95	NM	NM	(1,720)	973	NM
Market appreciation (depreciation)	(5,607)	7,134	329	(179%)	NM	(5,278)	653	NM
Ending assets under management	$48,995	$46,826	$56,417	5%	(13%)	$48,995	$46,826	5%

1.  Total assets under management excludes legacy activities.

Exhibit - 7
ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From		Six Months Ended		% Change From
	Jun. 30, 2010	Jun. 30, 2009	Mar. 31, 2010	Jun. 30, 2009	Mar. 31, 2010	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2009

International Equity I
Beginning assets under management	$20,955	$16,197	$21,656	29%	(3%)	$21,656	$20,188	7%
Gross client cash inflows	312	483	340	(35%)	(8%)	652	985	(34%)
Gross client cash outflows	(1,371)	(892)	(1,101)	(54%)	(25%)	(2,472)	(1,899)	(30%)
Net client cash flows	(1,059)	(409)	(761)	(159%)	(39%)	(1,820)	(914)	(99%)
Transfers between investment strategies	-	10	-	(100%)	NM	-	10	(100%)
Total client cash flows	(1,059)	(399)	(761)	(165%)	(39%)	(1,820)	(904)	(101%)
Market appreciation (depreciation)	(2,476)	3,326	60	(174%)	NM	(2,416)	(160)	NM
Ending assets under management	17,420	19,124	20,955	(9%)	(17%)	17,420	19,124	(9%)

International Equity II
Beginning assets under management	24,559	16,250	24,716	51%	(1%)	24,716	18,697	32%
Gross client cash inflows	1,170	1,775	984	(34%)	19%	2,154	3,443	(37%)
Gross client cash outflows	(2,297)	(851)	(1,179)	(170%)	(95%)	(3,476)	(1,998)	(74%)
Net client cash flows	(1,127)	924	(195)	NM	NM	(1,322)	1,445	(191%)
Transfers between investment strategies	-	-	50	NM	(100%)	50	-	NM
Total client cash flows	(1,127)	924	(145)	NM	NM	(1,272)	1,445	(188%)
Market appreciation (depreciation)	(2,880)	3,197	(12)	(190%)	NM	(2,892)	229	NM
Ending assets under management	20,552	20,371	24,559	1%	(16%)	20,552	20,371	1%

High Grade Fixed Income
Beginning assets under management	5,251	4,647	5,293	13%	(1%)	5,293	4,566	16%
Gross client cash inflows	431	300	191	44%	126%	622	742	(16%)
Gross client cash outflows	(167)	(465)	(389)	64%	57%	(556)	(832)	33%
Net client cash flows	264	(165)	(198)	NM	NM	66	(90)	173%
Transfers between investment strategies	-	(16)	10	100%	(100%)	10	(16)	163%
Total client cash flows	264	(181)	(188)	NM	NM	76	(106)	172%
Market appreciation (depreciation)	137	223	146	(39%)	(6%)	283	229	24%
Ending assets under management	5,652	4,689	5,251	21%	8%	5,652	4,689	21%

High Yield
Beginning assets under management	4,523	1,303	3,516	NM	29%	3,516	977	NM
Gross client cash inflows	777	612	1,199	27%	(35%)	1,976	931	112%
Gross client cash outflows	(818)	(178)	(274)	NM	(199%)	(1,092)	(241)	NM
Net client cash flows	(41)	434	925	(109%)	(104%)	884	690	28%
Transfers between investment strategies	-	6	(10)	(100%)	100%	(10)	6	NM
Total client cash flows	(41)	440	915	(109%)	(104%)	874	696	26%
Market appreciation (depreciation)	(241)	274	92	(188%)	NM	(149)	344	(143%)
Ending assets under management	4,241	2,017	4,523	110%	(6%)	4,241	2,017	110%

Global Equity
Beginning assets under management	892	421	618	112%	44%	618	591	5%
Gross client cash inflows	73	7	305	NM	(76%)	378	19	NM
Gross client cash outflows	(35)	(36)	(12)	3%	(192%)	(47)	(140)	66%
Net client cash flows	38	(29)	293	NM	(87%)	331	(121)	NM
Transfers between investment strategies	-	-	(50)	NM	100%	(50)	-	NM
Total client cash flows	38	(29)	243	NM	(84%)	281	(121)	NM
Market appreciation (depreciation)	(113)	84	31	NM	NM	(82)	6	NM
Ending assets under management	817	476	892	72%	(8%)	817	476	72%

Exhibit - 7
ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From		Six Months Ended		% Change From
	Jun. 30, 2010	Jun. 30, 2009	Mar. 31, 2010	Jun. 30, 2009	Mar. 31, 2010	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2009

US Equity
Beginning assets under management	126	44	81	186%	56%	81	$49	65%
Gross client cash inflows	125	1	35	NM	NM	160	2	NM
Gross client cash outflows	(8)	(4)	(3)	(100%)	(167%)	(11)	(6)	(83%)
Net client cash flows	117	(3)	32	NM	NM	149	(4)	NM
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	117	(3)	32	NM	NM	149	(4)	NM
Market appreciation (depreciation)	(21)	15	13	NM	NM	(8)	11	(173%)
Ending assets under management	222	56	126	NM	76%	222	56	NM

Other (1)
Beginning assets under management	111	79	113	41%	(2%)	113	$132	(14%)
Gross client cash inflows	-	-	-	NM	NM	-	1	(100%)
Gross client cash outflows	(7)	(1)	(1)	NM	NM	(8)	(34)	76%
Net client cash flows	(7)	(1)	(1)	NM	NM	(8)	(33)	76%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(7)	(1)	(1)	NM	NM	(8)	(33)	76%
Market appreciation (depreciation)	(13)	15	(1)	(187%)	NM	(14)	(6)	(133%)
Ending assets under management	91	93	111	(2%)	(18%)	91	93	(2%)

Total Assets under Management (2)
Beginning assets under management	56,417	38,941	55,993	45%	1%	55,993	45,200	24%
Gross client cash inflows	2,888	3,178	3,054	(9%)	(5%)	5,942	6,123	(3%)
Gross client cash outflows	(4,703)	(2,427)	(2,959)	(94%)	(59%)	(7,662)	(5,150)	(49%)
Net client cash flows	(1,815)	751	95	NM	NM	(1,720)	973	NM
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(1,815)	751	95	NM	NM	(1,720)	973	NM
Market appreciation (depreciation)	(5,607)	7,134	329	(179%)	NM	(5,278)	653	NM
Ending assets under management	48,995	46,826	56,417	5%	(13%)	48,995	46,826	5%

1.  Other includes Other International Equity and Other strategies.
2.  Total assets under management excludes legacy activities.

Exhibit - 8
ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES
Mutual Fund Performance Data (1)

	Morningstar Ratings /
	Funds in Total Universe (# of Funds)			Lipper Percentile Rankings (PR) / Funds in Total Universe (# of Funds)
				YTD		1-Year		3-Year		5-Year		10-Year
		# of			# of		# of		# of		# of		# of
Fund	Rating	Funds	Category	PR	Funds	PR	Funds	PR	Funds	PR	Funds	PR	Funds	Classification

Artio International Equity Fund, Class A (2)	4	655	Foreign Large Blend	16	398	23	389	57	312	20	255	6	150	International Large-Cap Core
Artio International Equity Fund, Class I (2)	4	655	Foreign Large Blend	14	398	21	389	52	312	15	255	6	150	International Large-Cap Core

Artio International Equity II Fund, Class A	4	655	Foreign Large Blend	32	398	32	389	32	312	14	255	NA	NA	International Large-Cap Core
Artio International Equity II Fund, Class I	4	655	Foreign Large Blend	30	398	30	389	28	312	9	255	NA	NA	International Large-Cap Core

Artio Global Equity Fund, Class A	3	594	World Stock	51	109	25	108	54	96	52	79	NA	NA	Global Large-Cap Core
Artio Global Equity Fund, Class I	4	594	World Stock	41	109	21	108	49	96	50	79	NA	NA	Global Large-Cap Core

Artio Microcap Fund, Class A	2	666	Small Growth	5	777	4	756	32	662	NA	NA	NA	NA	Small-Cap Core
Artio Microcap Fund, Class I	2	666	Small Growth	4	777	4	756	30	662	NA	NA	NA	NA	Small-Cap Core

Artio Smallcap Fund, Class A	4	666	Small Growth	85	777	21	756	3	662	NA	NA	NA	NA	Small-Cap Core
Artio Smallcap Fund, Class I	4	666	Small Growth	84	777	19	756	2	662	NA	NA	NA	NA	Small-Cap Core

Artio Midcap Fund, Class A	3	694	Mid-Cap Growth	72	423	50	411	56	364	NA	NA	NA	NA	Mid-Cap Growth
Artio Midcap Fund, Class I	3	694	Mid-Cap Growth	71	423	47	411	52	364	NA	NA	NA	NA	Mid-Cap Growth

Artio Multicap Fund, Class A	3	1,545	Large Growth	66	484	41	448	45	386	NA	NA	NA	NA	Multi-Cap Growth
Artio Multicap Fund, Class I	3	1,545	Large Growth	64	484	38	448	41	386	NA	NA	NA	NA	Multi-Cap Growth

Artio Global High Income Fund, Class A	5	500	High Yield Bond	94	489	57	473	8	409	5	351	NA	NA	High Current Yield
Artio Global High Income Fund, Class I	5	500	High Yield Bond	93	489	56	473	6	409	4	351	NA	NA	High Current Yield

Artio Total Return Bond Fund, Class A	4	1,011	Intermediate Term Bond	76	584	61	556	42	473	28	392	10	234	Intermediate Investment Grade Debt
Artio Total Return Bond Fund, Class I	5	1,011	Intermediate Term Bond	69	584	59	556	34	473	20	392	8	234	Intermediate Investment Grade Debt

Note: Data as of June 30, 2010

NA: Not applicable

1.
Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)  The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.  This investment's independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating. Data presented reflects past performance, which is no guarantee of future results. © 2010 Morningstar, Inc. All Rights Reserved.  This presentation is not, and should not be considered, sales material and is not an offer or a solicitation for any securities.

2.	Closed to new investors.